Exhibit 10.4


                               AMENDMENT NO. 3 TO
                           LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT ("Amendment") is made and entered into as of April 25, 2006 by and between ELECTROGLAS, INC., a Delaware corporation ("Borrower") and COMERICA BANK ("Bank").

                                    RECITALS

     A. Borrower and Bank have entered into that certain Loan and Security Agreement dated as of July 16, 2004, as amended by Amendment No. 1 to Loan and Security Agreement dated as of January 24, 2005 and Amendment No. 2 to Loan and Security Agreement dated as of July 12, 2005 (collectively, the "Loan Agreement") pursuant to which Bank has agreed to extend and make available to Borrower certain credit facilities.

     B. Borrower desires that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

     C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

     D. This Amendment, the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), together with all other documents entered into or delivered pursuant to any of the foregoing, in each case as originally executed or as the same may from time to time be modified, amended, supplemented, restated or superseded, are hereinafter collectively referred to as the "Loan Documents."

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Borrower and Bank hereby agree to amend the Loan Agreement as follows:

               1. Definitions. Unless otherwise defined herein, all terms defined in the Loan Agreement have the same meaning when used herein.

               2. Waiver. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of Borrower set forth herein, Bank hereby waives the violation of the Effective Tangible Net Worth covenant contained in Section 6.7(b) of the Loan Agreement with respect to the fiscal quarter ending March 4, 2006. This waiver is one-time only, is limited precisely as written, and shall not be deemed to be a consent to the breach of this covenant for any other quarterly period, or the breach of any other covenant

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

               3. Amendments to Loan Agreement.

               a. The definition of "Revolving Maturity Date" contained in Exhibit A to the Loan Agreement is hereby amended and restated to read as follows:

               "Revolving Maturity Date" means September 30, 2006.

               b. Section 6.7(b) of the Loan Agreement is hereby amended by substituting "$46,000,000" for "$50,000,000" in the second line thereof.

               c. The Bank's  address  for the purpose of notices  contained  in
Section 10 of the Loan Agreement is amended as follows:

         If to Bank:        COMERICA BANK
                            75 East Trimble Road
                            Mail Code 4770
                            San Jose, CA  95131
                            FAX:  (408) 556-5091

         with a copy to:    COMERICA BANK
                            226 Airport Parkway, Suite 100
                            San Jose, CA  95110
                            Attn:  Robert Shutt, Senior Vice President & Manager
                            FAX:  (408) 451-8568

               4. Ratification and Reaffirmation of Liens. Borrower hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to the Loan Documents, as collateral security for the Obligations, and acknowledge that all of such liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remains Collateral for the Obligations from and after the date hereof.

               5. Representations And Warranties. Borrower represents and warrants that its representations and warranties in the Loan Documents (as amended hereby) continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date) and that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by Borrower. Borrower further represents and warrants that, as of the date hereof after giving effect to this Amendment, no Event of Default has occurred and is continuing.

               6. Full Force And Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan
Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Bank to Borrower and/or its affiliates. Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power or remedy of Bank under the Loan Agreement or any other Loan Document as in effect prior to the date hereof.

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               7. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. This Amendment is effective as of the date first above written; provided that, as a condition precedent to the effectiveness of this Amendment, (i) there shall have been no material adverse change in the business
operations   or  condition   (financial   or  otherwise)  of  Borrower  and  its
Subsidiaries taken as a whole, no material impairment of the prospect of repayment of any portion of the Obligations owing to Bank, and no material impairment of the value or priority of the security interest in the Collateral and (ii) Bank shall have received, in form and substance satisfactory to Bank, the following:

                    (a) this Amendment, duly executed by Borrower;

                    (b) payment of the fees and Bank Expenses then due specified in Section 2.5 of the Loan Agreement, as amended hereby; and

                    (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first written above.



                                                   BORROWER:

                                                   ELECTROGLAS, INC.

                                                   By: /s/ Thomas E. Brunton
                                                       -------------------------

                                                   Title Chief Financial Officer
                                                         -----------------------



                                                   BANK:

                                                   COMERICA BANK

                                                   By: /s/ Robert R. Shutt
                                                       -------------------------

                                                   Title: Senior Vice President
                                                          ----------------------


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